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                                                                  EXHIBIT 23-2
                                                                  ------------


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------

As independent public accountants, we hereby consent to the incorporation of our report, dated February 27, 1998, included in this Form 10-K, into the Company's previously filed Registration Statements File No. 333-48459 and File No. 33-11983.

                                                          ARTHUR ANDERSEN LLP



Philadelphia, Pa
   April 26, 1999